UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SGRP	Nasdaq

Item 8.01 Other Events.

Mistake in 2019 Proxy Card.

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant"), on April 29, 2019, filed its definitive Proxy Statement on Schedule 14A (the "2019 Proxy Statement") with the Securities and Exchange Commission ("SEC"), and began mailing the 2019 Proxy Statement to its stockholders and soliciting their proxies for the 2019 annual meeting of SGRP's stockholders (the "2019 Annual Meeting"). The 2019 Proxy Statement is hereby incorporated herein by reference.

The 2019 Proxy Statement included a Proxy Card (the "2019 Proxy Card") that contains an unintentional omission: it fails to provide a check box for a vote "AGAINST" a director.

However, the 2019 Proxy Statement correctly described the votes "for" and "AGAINST" (or "NO") for a candidate for director:

An affirmative majority of votes cast at the 2019 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. Accordingly, any Director receiving a majority of "no" votes is denied reelection and has agreed to immediately retire (see below). Stockholders are not entitled to cumulate votes. In a field of more than seven nominees, the seven nominees receiving the most votes would be elected as directors. Votes withheld, abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" a director nominee and will have no effect on the outcome of the election.

This result is mandated by SGRP's 2019 Amended and Restated By-Laws (the "Restated By- Laws) respecting stockholder voting.

The 2019 Proxy Card should have had provision for voting "no" or "against" a candidate for director. To be elected, a candidate must receive more "FOR" votes cast than "AGAINST" votes cast, i.e, the decision is made by a majority of the votes cast. Votes cast do not include abstentions (including "withheld"), non-votes or inconclusive votes (i.e., no box clearly checked, multiple boxes checked, and the like) respecting any candidate or matter.

Instructions For Voting "AGAINST" a Director.

As described in the 2019 Proxy Statement, the Board recommended a vote in favor of all candidates. SGRP has worked with its transfer agent also to correct this error for those voting via the internet, telephone or mail. Accordingly, you can vote "AGAINST" a director.

However, you can vote "AGAINST" any candidate for director any of four different ways:

1.	You can vote over the internet, which will permit you to vote "AGAINST" any candidate for director.
Go to www.envisionreports.com/SGRP. Or scan the QR code with your smartphone. Follow the steps outlined on the secure website.

2.	You can vote by telephone, which will permit you to vote "AGAINST" any candidate for director.
Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone Follow the instructions provided by the recorded message

3.

You can vote "AGAINST" any candidate for director on your 2019 Proxy Card IF YOU WRITE "AGAINST" immediately after such director's name on your 2019 Proxy Card and return it in the envelope included with the 2019 Proxy Statement. Be careful not to check "for" or "withheld" if you are voting "AGAINST". More than one choice for the same director will invalidate your vote.

4.

You can vote "AGAINST" any candidate for director by attending the 2019 Annual Meeting in person on Wednesday, May 15, 2019, at 9:00 AM, Eastern Time, at Tampa Airport Marriott, 4200 George J. Bean Parkway, Tampa, FL 33607.

Consequences of a Majority Vote "AGAINST" a Director.

As described in the 2019 Proxy Statement:

If more votes are cast "against" a candidate for director than "for" him or her, that candidate will not be elected. As provided in the Restated By- Laws pursuant to the Settlement, each Director has signed and delivered to the Corporation a written irrevocable letter of resignation and retirement (which shall constitute an irrevocable resignation for purposes of DGCL Section 141(b)), pursuant to which the departing Director shall be deemed to have retired for all purposes (including all plans and other benefits, but excluding indemnification and severance rights) which letter shall be effective as and when, and effective upon, such person failing to be re-elected by the required majority affirmative vote of the voting stockholders at which such person is subject to re-election. Accordingly, that retirement could be triggered if a majority of the votes are "no" (or "against"), and the Majority Stockholders have the power to together vote "no" and effectively remove any Director.

For a description of the Majority Stockholders, the Restated By- Laws and the Settlement, Please see Note 9 to the Company's Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters - Delaware Litigation Settlement, in the Corporation's 2018 Annual Report on Form 10-K/A for the year ended December 31, 2018, as filed with the SEC on April 24, 2019 (the "2018 Annual Report").

The removal of any independent director would result in an immediate violation of Nasdaq Listing Rule 5605(b)(1), which requires a majority of the board of directors of a listed company to be comprised of independent directors as defined in Rule 5605(b)(1) (the "Nasdaq Board Independence Rule"). See Risks of a Nasdaq Delisting and Penny Stock Trading in Item 1A – Risk Factors in the 2018 Annual Report.

Any vacancy created by a majority vote "AGAINST" any director must be filled within 90 days by the Governance Committee and Board or else the stockholders may act. As part of the Settlement, the parties agreed in the Restated By- Laws to provisions that (among other things) preserve the current roles of the Governance Committee and Board in the location, evaluation, and selection of candidates for candidates to fill Board vacancies (other than those under a stockholder written consent making a removal and appointment, which is unchanged).

A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com). The foregoing descriptions are qualified in their entirety by reference to the Restated By-Laws, which are incorporated herein by reference.

Revised Proxy Cards.

The Corporation has revised the forms of its 2019 Proxy Cards (each a "Revised 2019 Proxy Card ") to permit a vote "AGAINST" any candidate for director and to correct several typographical errors.  Copies of the Revised 2019 Proxy Cards for stockholders and for brokers are attached hereto and filed herewith as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.  The Revised 2019 Proxy Cards also are being filed with the SEC as Definitive Additional Materials under Schedule 14A.

However, you should still use one of the four ways listed above to vote "AGAINST" any candidate for director.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K/A for its fiscal year ended December 31, 2018 (as filed, the "Annual Report"), as filed with the SEC on April 24, 2019, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on May 15, 2019, as filed with the SEC on April 29, 2019 ( the "Proxy Statement"), and SGRP's other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the forced retirement od a director due to a majority vote "AGAINST" him or her, the Corporation's non-compliance with the Nasdaq Board Independence Rule due to the removal of an independent director, the ability of the Governance Committee and Board to locate, evaluate and appoint a suitable candidate for an independent director, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Revised 2019 Proxy Card of SPAR Group, Inc. – Common (as filed herewith).
	99.2	Revised 2019 Proxy Card of SPAR Group, Inc. – Broker (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 3, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer